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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report (Date of earliest
                        event reported): August 4, 2000


                         ONEPOINT COMMUNICATIONS CORP.
            (Exact name of registrant as specified in its charter)


Delaware                                                  36-4225811
(State or other jurisdiction                              (IRS Employer ID No.)
of incorporation of organization)


Two Conway Park                                           60045
150 Field Drive, Suite 300                                (Zip code)
Lake Forest, Illinois
(Address of principal executive offices)

847-582-8800
(Registrant's telephone number including area code)
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ITEM 5.   OTHER EVENTS

     On August 4, 2000 OnePoint Communications Corp. ("OnePoint") entered into a definitive agreement with Verizon Communications, Inc. pursuant to which an indirect, wholly-owned subsidiary of Verizon will merge into OnePoint. OnePoint will be the surviving entity and become an indirect, wholly-owned subsidiary of Verizon Communications, Inc. The transaction is subject to certain conditions, adjustments and regulatory and other approvals. The parties are planning to complete this transaction by the end of this year.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     The undersigned registrant hereby files the Definitive Merger Agreement referred to in Item 5 as Exhibit 2.


                                        SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


                                        ONEPOINT COMMUNICATIONS CORP.
                                        (Registrant)

Date:  August 7, 2000                   By: /s/ John D. Stavig
                                           ----------------------------
                                        Name:  John D. Stavig
                                        Title: Chief Financial Officer